                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY


                                                                   March 1, 2001
                                                             Ownership

ALABAMA
      Equity Corporation International (DE Corp.) Alabama subsidiaries
           ECI Services, Inc. (DE Corp.) Alabama subsidiaries
                ECI Alabama Services, Inc. ..........................................      100%
      SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiaries
           SCI Alabama Funeral Services, Inc. .......................................      100%
                EC Land Company, Inc. ...............................................      100%

ALASKA
     SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiaries
           SCI Alaska Funeral Services, Inc. ........................................      100%

ARIZONA
     Equity Corporation International (DE Corp.) Arizona subsidiaries
           ECI Services, Inc. (DE Corp.) Arizona subsidiaries
                ECI Services of Arizona, Inc. (DE Corp.) Arizona subsidiaries
                         Parker Funeral Home, Inc. ..................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Arizona subsidiaries
           National Cremation Society, Inc. .........................................      100%
           SCI Arizona Funeral Services, Inc. .......................................      100%

ARKANSAS
     SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiaries
           SCI Arkansas Funeral Services, Inc. ......................................      100%

CALIFORNIA
     SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
           SCI California Funeral Services, Inc. ....................................      100%
                CWFD, Inc. ..........................................................      100%
                Ellis-Olson Mortuary ................................................      100%
                Eric H. Ramsey Enterprises, Inc. ....................................      100%
                Lakeside Memorial Lawn ..............................................      100%
                Mount Vernon Memorial Park ..........................................      100%
                Oak Hill Improvement Company ........................................      100%
                Pierce Brothers .....................................................      100%
                World Funeral Home ..................................................      100%
COLORADO
     SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiaries
           SCI Colorado Funeral Services, Inc. ......................................      100%

CONNECTICUT
     SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiaries
           SCI Connecticut Funeral Services, Inc. ...................................      100%

DELAWARE
     BestHalf.com, Inc. ..................................................................       80%
     Christian Funeral Services, Inc. ....................................................      100%
     Equity Corporation International ....................................................      100%
           ECI Capital Corporation .......................................................      100%
           ECI Services, Inc. ............................................................      100%
                ECI Alabama Services, Inc. (AL Corp.) Delaware subsidiaries
                     ECI-Chapel Hill, Inc. ...............................................      100%
                ECI Cemetery Management Services, Inc. ...................................      100%
                ECI Cemetery Services of Maryland, Inc. ..................................      100%
                ECI Cemetery Services of Oregon, Inc. ....................................      100%
                ECI Management Services, Inc. ............................................      100%
                ECI-San Jose, Inc. .......................................................      100%
                     San Jose Funeral Home I (DE Partnership) ............................       50%
                ECI Services of Arizona, Inc. ............................................      100%
                ECI Services of Arkansas, Inc. ...........................................      100%
                ECI Services of California, Inc. .........................................      100%
                ECI Services of Connecticut, Inc. ........................................      100%
                ECI Services of Florida, Inc. ............................................      100%
                ECI Services of Georgia, Inc. ............................................      100%
                ECI Services of Illinois, Inc. ...........................................      100%
                ECI Services of Indiana, Inc. ............................................      100%
                ECI Services of Iowa, Inc. ...............................................      100%
                ECI Services of Louisiana, Inc. ..........................................      100%
                ECI Services of Maine, Inc. ..............................................      100%
                ECI Services of Massachusetts, Inc. ......................................      100%
                     ECI-Carr Funeral Home, Inc. .........................................       49%
                     ECI-Fay McCabe Funeral Home, Inc. ...................................       49%
                     ECI-Henderson Funeral Home, Inc. ....................................       49%
                     ECI-Rapino Memorial Home, Inc. ......................................       49%
                ECI Services of Minnesota, Inc. ..........................................      100%
                ECI Services of Mississippi, Inc. ........................................      100%
                ECI Services of Missouri, Inc. ...........................................      100%
                ECI Services of New Hampshire, Inc. ......................................      100%
                ECI Services of New Jersey, Inc. .........................................      100%
                ECI Services of New Mexico, Inc. .........................................      100%
                ECI Services of New York, Inc. ...........................................      100%
                ECI Services of North Carolina, Inc. .....................................      100%
                ECI Services of North Dakota, Inc. .......................................      100%
                ECI Services of Ohio, Inc. ...............................................      100%
                ECI Services of Oklahoma, Inc. ...........................................      100%
                ECI Services of Pennsylvania, Inc. .......................................      100%
                ECI Services of South Carolina, Inc. .....................................      100%
                ECI Services of South Dakota, Inc. .......................................      100%
                ECI Services of Texas,Inc ................................................      100%
                ECI Services of Vermont, Inc. ............................................      100%
                ECI Services of Virginia, Inc. ...........................................      100%
                ECI Services of West Virginia, Inc. ......................................      100%
                ECI Services of Wisconsin, Inc. ..........................................      100%
                Lake View Management Company, Inc. .......................................      100%
     Salvatore Air Transportation Corp. ..................................................      100%
     SCI Aviation, Inc. ..................................................................      100%
     SCI Executive Services, Inc. ........................................................      100%
     SCI Finance Management Inc. .........................................................      100%
     SCI Financial Services, Inc. ........................................................      100%
           Making Everlasting Memories, L.L.C ............................................       80%
           Purple Cross Insurance Agency .................................................      100%
           SCI Investment Services, Inc. .................................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
           First Memorial Funeral Services, Inc. .........................................      100%
           Gibraltar Mausoleum Construction Company, Inc. ................................      100%
           IFC-Boyertown, Inc. ...........................................................      100%

           Memorial Guardian Plans, Inc. .................................................      100%
           SCI Funeral Services, Inc. ....................................................      100%
           SCI Georgia Funeral Services, Inc. ............................................      100%
           SCI Missouri Funeral Services, Inc. (MO Corp.)Delaware subsidiaries
                IFC-York, Inc. ...........................................................      100%
           SCI Ohio Funeral Services, Inc. (OH Corp.)Delaware subsidiaries
                Rose Hill Securities Company .............................................      100%
           SCI Iowa Funeral Services, Inc. (IA Corp.) Delaware subsidiaries
                SCI Iowa Finance Company .................................................      100%
           SCI Pennsylvania Funeral Services, Inc. (PA Corp.) Delaware subsidiaries
                Gabauer Funeral Home, Inc. ...............................................      100%
           SCI Texas Funeral Services, Inc. ..............................................      100%
                Texas Marker, L.P. .......................................................        1%
                Professional Funeral Traditions, LLC .....................................      100%
                     Texas Marker, L.P. ..................................................       99%
           SCI Virginia Funeral Services, Inc. (VA Corp.) Delaware subsidiaries
                SCI Loan Services, LLC ...................................................      100%
                     PSI Funding, Inc. ...................................................      100%
     SCI International Limited ...........................................................      100%
           Galahad Investment Corporation ................................................       20%
           Kenyon International Emergency Services, Inc. .................................      100%
           SCI Capital Holdings, Inc. ....................................................       70%
           SCI Financing Corporation .....................................................      100%
           SCI GP1, LLC-(DE limited liability company) ...................................      100%
           SCI GP2, LLC-(DE limited liability company) ...................................      100%
           TRA Acquisition Corporation ...................................................      100%
           Nowell-Flippin Funeral Home (MS Partnership) ..................................      27.5%
                Service Corporation International PLC (English Corp.) ....................       49%
     SCI Special, Inc. ...................................................................      100%
           Remembrance Memorial Traditions, LLC ..........................................      100%
                SCI Management L.P. ......................................................       99%
           SCI Administrative Services, LLC ..............................................      100%
                SCI Management L.P. ......................................................        1%
                     International Funeral Services, Inc. ................................      100%
                     SCI European Aviation, Inc. .........................................      100%
                     Dignity Provider Network, Inc. ......................................      100%
           SCI Capital Corporation .......................................................      100%
                Investment Capital Corporation (Texas Corp.) Delaware subsidiaries
                     IFC-YP, Inc. ........................................................      100%

DISTRICT OF COLUMBIA
     SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiaries
           Witzke Funeral Homes, Inc. ....................................................      100%

FLORIDA
     Equity Corporation International (DE Corp.) Florida subsidiaries
           ECI Services, Inc. (DE Corp.) Florida subsidiaries
                ECI Services of Florida, Inc. (DE Corp.) Florida subsidiaries
                     San Jose Funeral Homes, Inc. ........................................      100%
     SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
           SCI Funeral Services of Florida, Inc. .........................................      100%
                Dorsey Funeral Home, Inc. ................................................      100%
                Florida Marker, LLC ......................................................      100%
                FM Cemetery, Inc. ........................................................      100%
                Fountainhead Memorial Park, Inc. .........................................      100%
                Lakeview Memorial Gardens, Inc. ..........................................      100%
                Memorial Plans, Inc. .....................................................      100%
           SCI Georgia Funeral Services, Inc. (DE Corp.) Florida subsidiaries
                Marianna Chapel Funeral Home, Inc. .......................................      100%

GEORGIA
     Equity Corporation International (DE Corp.) Georgia subsidiaries
           ECI Services, Inc. (DE Corp.) Georgia subsidiaries
                ECI Cemetery Services of Georgia, Inc. ...................................      100%
                ECI Cemetery Services of North Carolina, Inc. ............................      100%
                ECI Cemetery Services of South Carolina, Inc. ............................      100%
     SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
           SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia subsidiaries
                SCI Georgia Land, Inc. ...................................................      100%

HAWAII
     SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
           SCI Hawaii Funeral Services,Inc ...............................................      100%
                *Hawaiian Memorial Park Cemetery .........................................      -0-
                     Garden Life Plan, Ltd. ..............................................       50%
                     Hawaiian Memorial Life Plan, Ltd. ...................................      100%
IDAHO
NO SUBSIDIARIES

ILLINOIS
     Equity Corporation International (DE Corp.) Illinois subsidiaries
           ECI Services, Inc. (DE Corp.) Illinois subsidiaries
                Lake View Memorial Gardens, Inc. .........................................      100%
                     Lake View Funeral Home, Inc. ........................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
           SCI Illinois Services, Inc. ...................................................      100%
                Kolbus Funeral Home, Inc. ................................................      100%

INDIANA
     SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiaries
           SCI Indiana Funeral Services, Inc. ............................................      100%
                Gold Crusader Insurance Agency, Inc. .....................................      100%
                Roselawn Memorial Association, Inc. ......................................      100%

IOWA
     Equity Corporation International (DE Corp.) Iowa subsidiaries
           ECI Services, Inc. (DE Corp.) Iowa subsidiaries
                ECI Services of Iowa, Inc. (DE Corp.) Iowa subsidiaries
                     Willim Funeral Homes, Ltd. ..........................................      100%
     SCI Funeral Services, Inc. ..........................................................      100%
           Bunker's Eden Vale, Inc. ......................................................      100%
           SCI Iowa Funeral Services, Inc. ...............................................      100%

KANSAS
     SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
           SCI Kansas Funeral Services, Inc. .............................................      100%

KENTUCKY
     SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiaries
           SCI Kentucky Funeral Services, Inc. ...........................................       99%

LOUISIANA
     SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiaries
           SCI Louisiana Funeral Services, Inc. ..........................................      100%

MAINE
     SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiaries
           SCI Maine Funeral Services,Inc. ..........................................      100%

MARYLAND
     SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
           HFH, Inc. ................................................................      100%
                Burgee-Henss-Seitz Funeral Home, Inc. ...............................      100%
                Bradley-Ashton-Matthews Funeral Home, Inc. ..........................      100%
                Charles S. Zeiler & Son, Inc. .......................................      100%
                Danzansky-Goldberg Memorial Chapels, Inc. ...........................      100%
                Edward Sagel Funeral Direction, Inc. ................................      100%
                Fleck Funeral Home, Inc. ............................................      100%
                Gary L. Kaufman Funeral Home at
                     Meadowridge Memorial Park, Inc. ................................      100%
                Gary L. Kaufman Funeral Home Southwest, Inc. ........................      100%
                John C. Miller, Incorporated ........................................      100%
                Lemmon Funeral Home of Dulaney Valley, Inc. .........................      100%
                Loring Byers Funeral Directors, Inc. ................................      100%
                Moran-Ashton Funeral Home, Inc. .....................................      100%
                Sterling-Ashton-Schwab Funeral Home, Inc. ...........................      100%
                The Dippel Funeral Homes, Incorporated ..............................      100%
                Witzke Funeral Home of Catonsville, Inc. ............................      100%
                     Witzke, Inc. ...................................................    55.17%
           SCI Maryland Funeral Services, Inc. ......................................      100%
                George Washington Cemetery Company, Inc. ............................      100%

MASSACHUSETTS
     SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiaries
           Affiliated Family Funeral Service, Inc. ..................................      100%
                AFFS Boston, Inc. ...................................................       40%
                AFFS North, Inc. ....................................................       30%
                AFFS Norwood, Inc. ..................................................       40%
                AFFS Quincy, Inc. ...................................................       40%
                AFFS South Coast East, Inc. .........................................       40%
                AFFS South Coast West, Inc. .........................................       10%
                AFFS West, Inc. .....................................................       30%
                Brunelle Funeral Home, Inc. .     ...................................       40%
                Langone Funeral Home, Inc. ..........................................       40%
                Messier Funeral Home, Inc. ..........................................       40%
                Perlman Funeral Home, Inc. ..........................................       40%
                Pillsbury Funeral Homes, Inc. .......................................       40%
                Stanetsky Memorial Chapels, Inc. ....................................       40%
                Sullivan Funeral Homes, Inc. ........................................       40%

MICHIGAN
     SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
           SCI Michigan Funeral Services, Inc. ......................................      100%
                A. J. Desmond & Sons Funeral Directors, Inc. ........................       42%
                Cemetery/Funeral Warehouse Services, Inc. ...........................      100%
                Christian Memorial Funeral Center, Inc. .............................      100%

MINNESOTA
     Equity Corporation International (DE Corp.) Minnesota subsidiaries
           ECI Services, Inc. (DE Corp.) Minnesota subsidiaries
                ECI Services of Minnesota, Inc. (DE Corp.) Minnesota subsidiaries
                     Bonnerup & Son Funeral Chapel, Inc. .................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiaries
           SCI Minnesota Funeral Services, Inc. ..........................................      100%
                Crystal Lake Cemetery Association ........................................      100%

MISSISSIPPI
     Equity Corporation International (DE Corp.) Mississippi subsidiaries
           ECI Services, Inc. (DE Corp.) Mississippi subsidiaries
                ECI Services of Mississippi, Inc. (DE Corp.) Mississippi subsidiaries
                     Nowell Funeral Homes, Inc. ..........................................      100%
                         Nowell-Flippin Funeral Home
                         (MS Partnership) ................................................     7.83%
                     Nowell Funeral Services, Inc. of Kosciusko,
                     Mississippi .........................................................      100%
                         Nowell-Flippin Funeral Home
                         (MS Partnership) ................................................    15.67%
                     Waters Funeral Home, Inc. ...........................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiaries
           SCI Mississippi Funeral Services, Inc. ........................................      100%

MISSOURI
     SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
           SCI Missouri Funeral Services, Inc. ...........................................      100%
                Memorial Guardian Plans, Inc. ............................................      100%

MONTANA
NO SUBSIDIARIES

NEBRASKA
     Equity Corporation International (DE Corp.) Nebraska subsidiaries
           ECI Services, Inc. (DE Corp.) Nebraska subsidiaries
                ECI Services of Nebraska, Inc. ...........................................      100%
     SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiaries
           SCI Nebraska Funeral Services, Inc. ...........................................      100%

NEVADA
     SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
           Ross, Burke & Knobel Mortuary .................................................      100%
           SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiaries
                SCI Texas Finance Company ................................................      100%

NEW HAMPSHIRE
     Equity Corporation International (DE Corp.) New Hampshire subsidiaries
           ECI Services, Inc. (DE Corp.) New Hampshire subsidiaries
                ECI Services of New Hampshire, Inc. (DE Corp.) NH subsidiaries
                     Fleury & Patry Funeral Homes, Inc. ..................................      100%
NEW JERSEY
     SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
           SCI New Jersey Funeral Services, Inc. .........................................      100%
                Garden State Crematory, Inc. .............................................      100%
                Wien & Wien, Inc. ........................................................      100%

NEW MEXICO
     SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
           Memorial Guardian Plans, Inc. (DE Corp) New Mexico subsidiaries
                Ensure Agency of New Mexico, Inc. ........................................      100%
           SCI New Mexico Funeral Services, Inc. .........................................      100%



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
NEW YORK
     SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
           SCI Funeral Services of New York, Inc. ........................................      100%
                Chas. Peter Nagel Inc. ...................................................      100%
                I. J. Morris, Inc. .......................................................      100%
                Marsellus Casket Company, Inc. ...........................................      100%
                New York Funeral Chapels, Inc. ...........................................      100%
                New York Marker, LLC .....................................................      100%
                Thomas M. Quinn & Sons, Inc. .............................................      100%
                     Werst Realty Co. Inc. ...............................................      100%
           SCI Services of New York, Inc. ................................................      100%

NORTH CAROLINA
     SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiaries
           SCI North Carolina Funeral Services, Inc. .....................................      100%

NORTH DAKOTA
NO SUBSIDIARIES

OHIO
     Equity Corporation International (DE Corp.) Ohio subsidiaries
           ECI Services, Inc. (DE Corp.) Ohio subsidiaries
                ECI Cemetery Services of Ohio, Inc. (DE Corp.) Ohio subsidiaries
                     Green Hills Management, Inc. ........................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
           Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiaries
                Ensure Agency of Ohio, Inc. ..............................................      100%
           SCI Ohio Funeral Services, Inc. ...............................................      100%
                Sunset Trust Estate ......................................................      100%
                The Knollwood Cemetery Company ...........................................      100%

OKLAHOMA
     Equity Corporation International (DE Corp.) Oklahoma subsidiaries
           ECI Services, Inc. (DE Corp.) Oklahoma subsidiaries
                ECI Services of Oklahoma, Inc. (DE Corp.) Oklahoma subsidiaries
                     Anadarko Enterprises, Inc. ..........................................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
           AED, Inc. .....................................................................      100%
                Memorial Gardens Association .............................................      100%
                RMG Trust ................................................................      100%
                     Resthaven Memory Gardens of Oklahoma City Trust .....................      100%
                Rose Hill Burial Park, a Trust ...........................................       90%
           SCI Oklahoma Funeral Services, Inc. ...........................................      100%
                Hillcrest Memorial Park Trust ............................................      100%
                Memorial Park Cemetery of Bartlesville, Oklahoma,
                     A Business Trust ....................................................      100%
                Memory Gardens, Inc. .....................................................      100%
                Rose Hill Memorial Park Trust ............................................      100%
                SSP Limited Liability Company ............................................       50%
                     SSP Insurance Agency, Inc. ..........................................      100%
                Sunset Memorial Park Cemetery Trust ......................................      100%
                Woodland Memorial Company ................................................      100%
           Sentinel Security Plans, Inc.(VA Corp.) Oklahoma Subsidiaries
                SSP Limited Liability Company ............................................       50%
     SCI Special, Inc. (DE Corp.) Oklahoma subsidiaries
           SCI Capital Corporation (DE Corp.) Oklahoma subsidiaries
                Investment Capital Corporation (Texas Corp.) Oklahoma subsidiaries
                     IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiaries
                          IFC-Amedco, Inc. ...............................................      100%



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


OREGON
     SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
           SCI Oregon Funeral Services, Inc. .............................................      100%
                Uniservice Corporation ...................................................      100%
           SCI Virginia Funeral Services, Inc. (VA Corp.) Oregon subsidiary
                SCI Loan Services, LLC (DE limited liability co.) Oregon subsidiary
                     PSI Oregon, Inc. ....................................................      100%


PENNSYLVANIA
     SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
           Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                subsidiaries
                Ensure Agency of Pennsylvania, Inc. ......................................      100%
           SCI Pennsylvania Funeral Services, Inc. .......................................      100%
                Auman Funeral Home, Inc. .................................................      100%
                Ed Melenyzer Co. .........................................................      100%
                Forest Lawn Gardens, Inc. ................................................       50%
                Funeral Corporation Pennsylvania .........................................      100%
                     Laughlin Funeral Home, Ltd. .........................................      100%
                     Luther M. Kniffen, Inc. .............................................      100%
                     Rohland Funeral Home ................................................      100%
                Grandview Cemetery Association ...........................................      100%
                Harold B. Mulligan Co., Inc. .............................................      100%
                Stephen R. Haky Funeral Home, Inc. .......................................      100%
                Theo. C. Auman, Inc. .....................................................      100%
                     Auman's, Inc. .......................................................      100%
                     Forest Hills Memorial Park, Inc. ....................................      100%
                     Francis F. Seidel, Inc. .............................................      100%
                     Memorial Services Planning Corporation ..............................      100%

RHODE ISLAND
     SCI Funeral Services, Inc. (Iowa corp.) Rhode Island subsidiaries
           SCI Rhode Island Funeral Services, Inc. .......................................      100%
                Max Sugarman Funeral Home, Inc. ..........................................      100%

SOUTH CAROLINA
     SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiaries
           SCI South Carolina Funeral Services, Inc. .....................................      100%
                Greenville Vault Co., Inc. ...............................................      100%

SOUTH DAKOTA
NO SUBSIDIARIES

TENNESSEE
     Equity Corporation International (DE Corp.) Tennessee subsidiaries
           ECI Services, Inc. (DE Corp.) Tennessee subsidiaries
                ECI Cemetery Services of Tennessee, Inc. .................................      100%
     SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
           SCI Tennessee Funeral Services, Inc. ..........................................      100%
                Lily of the Valley, Inc. .................................................      100%
                Lynnhurst Cemetery, Inc. .................................................      100%
                Memorial Guardian Plans, Inc. ............................................      100%
                Memphis Memory Gardens, Inc. .............................................      100%
                Sherwood Memorial Gardens, Inc. ..........................................      100%



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
TEXAS
     Equity Corporation International (DE Corp.) Texas subsidiaries
          ECI Services, Inc. (DE Corp.) Texas subsidiaries
               Equity Corporation International of Texas .......................      100%
               JPH Properties, Inc. ............................................      100%
               Professional Funeral Associates, Inc. ...........................      100%
     SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
          SCI Texas Funeral Services, Inc. (DE Corp.) Texas subsidiaries
               FHC Realty, Inc. ................................................      100%
               Grammier-Oberle Funeral Home, Inc. ..............................      100%
               SCI Holdings of Texas, Inc. .....................................      100%
               Texas Marker, L.P. ..............................................      100%
     SCI International Limited (Delaware Corp.)
          Service Corporation International PLC (UK Corp.)
               SCI Capital LLC-(TX limited liability company) ..................      100%
     SCI Special, Inc. (Delaware Corp.)
          SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
               Investment Capital Corporation ..................................      100%

UTAH
     SCI Funeral Services, Inc. (Iowa Corp.) Utah subsidiaries
          SCI Utah Funeral Services, Inc. ......................................      100%
               Wasatch Land and Improvement Company ............................      100%
               Wasatch Lawn Cemetery Association ...............................      100%

VERMONT
NO SUBSIDIARIES

VIRGINIA
     Equity Corporation International (DE Corp.) Virginia subsidiaries
          ECI Services, Inc. (DE Corp.) Virginia subsidiaries
               ECI Cemetery Services of Virginia, Inc. .........................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
          Memorial Guardian Plans, Inc. (Delaware Corp)
               Sentinel Security Plans, Inc. ...................................      100%
          SCI Virginia Funeral Services, Inc. ..................................      100%

WASHINGTON
     SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiaries
          SCI Washington Funeral Services, Inc. ................................      100%
               Ball & Dodd Funeral Home, Inc. ..................................      100%

WEST VIRGINIA
     SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
          SCI West Virginia Funeral Services, Inc. .............................      100%
               Rosedale Cemetery Company .......................................      100%
               Rosedale Funeral Chapel, Inc. ...................................      100%

WISCONSIN
     Equity Corporation International (DE Corp.) Wisconsin subsidiaries
          ECI Services, Inc. (DE Corp.) Wisconsin subsidiaries
               ECI Services of Wisconsin, Inc. (DE Corp.) Wisconsin subsidiaries
                     Steinhaus Funeral Home, Inc. ..............................      100%
     SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiaries
          SCI Wisconsin Funeral Services, Inc. .................................      100%



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


               ATK Corporation .................................................      100%
WYOMING
     SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiaries
          Memorial Guardian Plans, Inc. ........................................      100%




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


CANADA
     Equity Corporation International (DE Corp.) Canadian subsidiaries
          ECI Capital Corporation (DE Corp.) Canadian subsidiaries
                ECI Capital Corporation Limited-(Alberta) ...........................      100%
                ECI Services of Canada Limited-(Saskatchewan) .......................      100%
     SCI International Limited (Delaware Corp.) Canada subsidiaries
          Service Corporation International (Canada) Limited ........................      100%
                1252973 Ontario Inc.-(Ontario) ......................................      100%
                     Westside Cemeteries Limited-(Ontario) ..........................      100%
                Nowell-Flippin Funeral Home
                         (MS Partnership) ...........................................       49%
                Can Ensure Group, Inc.-(Federal) ....................................      100%
                Centre Funeraire Cote-des-Neiges Inc.-(Quebec) ......................       49%
                CFCDN Holdings Inc.-(Quebec) ........................................      100%
                Jerrett Funeral Chapels Corporation-(ON) ............................      100%
                Maison Funeraire Daniel Brunet Inc.-(Quebec) ........................      100%
          Service Corporation International Capital Funding Ltd.-(AL) ...............      100%
          611102 Saskatchewan Ltd. ..................................................      100%
          Arbor Memorial Services, Inc. .............................................       49%

ARGENTINA
     SCI International Limited (Delaware Corp.) Argentina subsidiaries
          SCI Latin America Ltd. (Cayman Island Corp.) Argentina subsidiaries
             ***Jardine de Pilar SA .................................................      100%
                     Betti SACI .....................................................      100%
                     Casa Cordoba 1800 SA ...........................................      100%
                     Casa Lazro Costa SA ............................................      100%
                     Lazaro Costa SA ................................................      100%
                     MI-TO-DO SA ....................................................      100%
                     O'Higgins SA ...................................................      100%
                     Principal SA ...................................................      100%
                     SCI Argentina SA ...............................................      100%
          TRA Acquisition Corp.(Delaware Corp.) Argentina subsidiaries
                Jardin de Paz SA ....................................................      100%
                     Interparques SA ................................................    33.33%
                Parque del Campanario SA ............................................      100%
                     Interparques SA ................................................    33.33%
                     Parque Lujan S.A ...............................................    33.33%
                Parque Lujan S.A ....................................................    33.33%
                Solaz S.A ...........................................................      100%
                     Interparques SA ................................................    33.33%
                     Parque Lujan S.A ...............................................    33.33%

***1 share of stock is owned by SCI Cayman II Ltd and 1 share of stock is owned by Service Corporation International

AUSTRALIA
     SCI International Limited (Delaware Corp.) Australia subsidiaries
          Service Corporation International Australia Pty., Ltd...........           100%
                Australian Cremation Society Pty Limited....................         100%
                Beresfield Funerals Pty Limited.............................         100%
                Cremations (Newcastle) Holdings Pty. Ltd....................         100%
                Kitleaf Pty Limited........................................          100%
                Labor Funerals Contribution Fund Pty Limited...............          100%
                Mead & Purslowe Pty. Ltd...................................          100%
                Mead & Purslowe Trading Trust..............................          100%
                Memorial Guardian Plan Pty Limited.........................          100%
                Metro. Burial & Cremation Society Funeral Cont. Fund.......          100%
                New South Wales Cremation Company Pty., Ltd................          100%
                Pine Grove Forest Lawn Funeral Benefit Co. Pty Limited.....          100%
                Purslowe Custodians Pty. Ltd...............................          100%

                J. Nesnah Pty. Ltd. ......................................................      100%
                Oakwood Funerals Pty. Ltd. ...............................................      100%
                Novocastrian Funerals Unit Trust .........................................      100%
                Novocastrian Funerals Pty. Ltd. ..........................................      100%
                Catholic Funerals Newcastle Pty. Ltd. ....................................      100%
                Macquarie Funeral Service Pty. Ltd. ......................................      100%
                Macquarie Memorial Park Pty. Ltd. ........................................      100%

BELGIUM
     SCI International Limited (Delaware Corp.) Belgium subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) Belgium subsidiaries
                SCI Europe ApS (Danish Corp.) Belgium subsidiaries
                      Camilla Belgium N.V ................................................      100%
                      Diana Belgium N.V ..................................................      100%
                      Sophia Belgium N.V .................................................      100%
                      SCI Continental Europe SA (French Corp.) Belgium subsidiaries
                         RLC (French Corp.) Belgium subsidiaries
                              OGF SA (French Corp.)Belgium subsidiaries
                                   Dignity SA ............................................      100%
                                        B. & C. Nyutten B.V ..............................      100%
                                        Timmerman ........................................      100%
                                        Uitvaartverzorging Joosen BVBA ...................      100%
                                        Willy Vangrunderbeek N.V .........................      100%
                                        SCI S.A ..........................................      100%
                                        PFR 1 S.A ........................................      100%
                                        PFR 2 S.A ........................................      100%

BRAZIL
     SCI International Limited (Delaware Corp.) Brazil subsidiary
          Service Corporation International Brazil Limitada ..............................      100%
                SCI Latin America Ltd. (Cayman Co.) ......................................      100%
                      Service Corporation International Brazil Limitada ..................      100%

CAYMAN ISLANDS
     SCI International Limited (Delaware Corp.) Cayman Island subsidiaries
          SCI Foreign Holdings Ltd. ......................................................      100%
          SCI Latin America Ltd. .........................................................      100%
                SCI Cayman II Ltd. .......................................................      100%

CHILE
     SCI International Limited (Delaware Corp.) Chile subsidiaries
          SCI Latin America Ltd.  (Cayman Island Corp.) Chile subsidiaries
                Service Corporation International Chile Limitada .........................      100%
                      Administradora Los Parques SA ......................................       57%
                      Inversiones Austral SA .............................................      100%
                          Administradora Los Parques SA ..................................       43%
                      Los Parques SA .....................................................      100%
                          Cinerario Ltda .................................................       49%
                      Previsora SA .......................................................      100%

DENMARK
     SCI International Limited (Delaware Corp.) Danish subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) Danish subsidiaries
                SCI Europe ApS ...........................................................      100%

FRANCE
Service Corporation International (Texas corp.) French subsidiary
          Du Fonds Common de Creances SCI International Obliq ............................     89.9%
     SCI Management L.P. (Delaware limited partnership) French subsidiary
          Du Fonds Common de Creances SCI International Obliq ............................     10.1%

     SCI International Limited (Delaware Corp.) French subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) French subsidiaries
                SCI Europe ApS (Danish Corp.) French subsidiaries
                      SCI Continental Europe SA ..........................................      100%
                         RLC .............................................................    99.99%
                             OGF SA ......................................................      100%
                                  Pompes Funebres-Marbrerie Allio Normandie ..............      100%
                                  AS COLOMBE .............................................      100%
                                  S.A. Augival ...........................................    95.30%
                                  LeCourtage D'Assurance Funeraire .......................      100%
                                  S.A Constructions Cedroni Freres .......................      100%
                                  CGPF ...................................................    99.78%
                                  France Funeraire Service ...............................    99.88%
                                  CRELOR .................................................      100%
                                  European Dev. & Innovation for Local
                                       Communities .......................................      100%
                                  Menuiserie Ebenisterie De Gargas .......................    97.60%
                                           Compagnie Pradel ..............................    99.58%
                                           SARL Pompes Funebres ..........................      100%
                                  Groupement Funeraire du Pere
                                       Lachaise ..........................................    62.19%
                                  GIE DIGNITE ............................................      100%
                                  GIE GNEPF ..............................................      100%
                                  GIE THANATO ............................................      100%
                                  GIMOSETH ...............................................      100%
                                  Societe D'Exploitation Graugnard .......................      100%
                                  Pompes Funebres De La Garonne ..........................    99.99%
                                  Ste Economic Mixte Amenagt Fonction
                                       Entretlier Cema ...................................      100%
                                  Societe Europeenne De Prevoyance et
                                       D'Assistance ......................................    99.20%
                                  Societe Monegasque De Thanatologie .....................    98.63%
                                  Ste De Transports Thanatologiques
                                       A. Walter .........................................    57.61%
                                  Sail Du Vieux Moulin ...................................      100%

GERMANY
     SCI International Limited (Delaware Corp.) German subsidiaries
          SCI D GmbH .....................................................................      100%
                Norddeutsche Bestattungsgesellschaft mbH .................................      100%
                Bestattungsinstitut Barbel Brand GmbH ....................................      100%
                Breidenstein Bestattungen GmbH ...........................................      100%
                Thomas Amm GmbH ..........................................................      100%

ITALY
     SCI International Limited (Delaware Corp.) Italian subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) Italian subsidiaries
                SCI Europe ApS (Danish Corp.) Italian subsidiaries
                      SCI Continental Europe SA (French Corp.) Italian subsidiaries
                            RLC (French Corp.) Italian subsidiaries
                                 OGF SA (French Corp.) Italian subsidiaries
                                     OFISA ...............................................      100%
                                         Franceschini ....................................      100%
                                         OFT .............................................       98%

LUXEMBOURG
     SCI International Limited (Delaware Corp.) Luxembourg subsidiary
          SCI Luxembourg SARL ...................................................       93%
     Galahad Investment Corporation (Delaware Corp.) Luxembourg subsidiary
          SCI Luxembourg SARL ...................................................        7%

MALAYSIA
     SCI International Limited (Delaware Corp.) Malaysian subsidiaries
          Enlightened Transition Sdn Bhd ........................................      100%
          SCI Foreign Holdings Ltd. (Cayman Corp.) Malaysian subsidiaries
               SCI Europe ApS (Danish Corp.) Malaysian subsidiaries
                    SCI Continental Europe SA (French Co.) Malaysian subsidiaries
                          RLC (French Corp.) Malaysian subsidiaries
                               OGF SA (French Corp.) Malaysian subsidiaries
                                    Bahau Funeral Services SDN BHD ..............    33.33%
                                    Bahau Memorial Park SDN BHD .................    16.67%
                               Singapore Casket Company PLC (Singapore
                                             Corp.) Malaysian subsidiaries
                                    Bahau Funeral Services SDN BHD ..............    33.33%
                                    Bahau Memorial Park SDN BHD .................    16.67%
                                         Bahau Funeral Services SDN BHD .........    33.33%

NETHERLANDS
     SCI International Limited (Delaware Corp.) Dutch subsidiaries
          SCI Finance C.V .......................................................      100%
          SCI Foreign Holdings Ltd. (Cayman Corp.) Dutch subsidiaries
               SCI Europe ApS (Danish Corp.) Dutch subsidiaries
                    SCI Nederland B.V ...........................................      100%

NORWAY
     SCI International Limited (Delaware Corp.) Norway subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) Malaysian subsidiaries
               SCI Europe ApS (Danish Corp.) Malaysian subsidiaries
                    SCI Norway ..................................................      100%
                         Ostlandski Monument Service AS .........................       60%

PANAMA
     SCI International Limited (Delaware Corp.) Panama subsidiaries
          SCI Latin America Ltd.  (Cayman Island Corp.) Panama subsidiaries
               Los Parques International SA .....................................      100%

PORTUGAL
     SCI International Limited (Delaware Corp.) Portugal subsidiaries
          SCI Portugal, S.A .....................................................      100%

SINGAPORE
     SCI International Limited (Delaware Corp.) Singapore subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) Singapore subsidiaries
               SCI Europe ApS (Danish Corp.) Singapore subsidiaries
                    SCI Continental Europe SA (French Corp.) Sing. subsidiaries
                         RLC (French Corp.) Singapore subsidiaries
                              OGF SA (French Corp.) Singapore subsidiaries
                                   Singapore Casket Company PLC .................    67.57%
                                        Casket Palace Company PLC ...............      100%

SPAIN
     SCI International Limited (Delaware Corp.) Spain subsidiaries
          Service Corporation International Spain ...............................      100%
               Pompas Funebres Girona, S.L ......................................      100%
                    Funeraria Poch, S.A .........................................      100%
                    Servei Comarcal de Pompes Funebres, S.A .....................      100%

                    Pompas Funebres La Nueva, S.L ................................................      100%
                    Funeraria Gaditanas Asociadas SA .............................................       49%
                    Funeraria La Fe Guadalajara, S.L .............................................      100%
                         Ambulancias Herranz SA ..................................................      100%
                              Servicios Funerarios de Guadalajara, NSA,SA ........................       90%
                    Pompas Funebres Mediterraneas, S.L ...........................................      100%
                         Servicios Funerarios Barcelona, S.A .....................................       49%
                    Servicios Funerarios de Fucasa ...............................................      100%
                    Pompes Funebres de Zaragoza, S.A .............................................      100%
                         Servicios Funerarios de Torrero SA ......................................       45%
                    CIS Hispanic .................................................................      100%

SWITZERLAND
     SCI International Limited (Delaware Corp.) Swiss subsidiaries
          SCI Foreign Holdings Ltd. (Cayman Corp.) Swiss subsidiaries
               SCI Europe ApS (Danish Corp.) Swiss subsidiaries
                    SCI Continental Europe SA (French Corp.) Swiss subsidiaries
                         RLC (French Corp.) Swiss subsidiaries
                              OGF SA (French Corp.) Swiss subsidiaries
                                   Omnium de Services et de Financement SA .......................       99%
                                        PFG Lausanne SA ..........................................       95%
                                             Alea Prevoyance Funeraire
                                             SA ..................................................      100%
                                             Allegemeine Bestattungs AG ..........................      100%
                                             Bestattungsdienst Hedy Linder-Walther AG ............      100%
                                             Bestattungsdienst Josef Mulhauser AG ................      100%
                                             Bestattungsinstitut Willy Gerber AG-Olten ...........      100%
                                             Cerba SA....................100%
                                             Pompes Funebres Amoos SA----100%
                                             Pompes Funebres de St. Laurent SA ...................      100%
                                             Pompes Funebres Gaillard Et Pittet SA ...............      100%
                                             Pompes Funebres Gavillet SA .........................      100%
                                             Pompes Funebres Lemania SA ..........................      100%
                                             Pompes Funebres Monney SA ...........................      100%
                                             Pompes Funebres Perusset SA .........................      100%
                                             Pompes Funebres Voeffray SA .........................      100%
                                             Pompes Funebres Wasserfallen SA .....................      100%
                                             Utiger & Ryf Bestattungs AG-100%
UNITED KINGDOM
     SCI International Limited (Delaware Corp.) United Kingdom subsidiaries
          Service Corporation International ......................................................      100%
               Birkbeck Securities Limited .......................................................      100%
                    Management Europe Gen Limited ................................................      100%
                    SCI Funerals Limited .........................................................      100%
                    SCI Pre-arrangements Limited .................................................      100%
                         Advanced Planning Limited ...............................................       75%
                    Dignity Limited ..............................................................      100%
                    Pitcher and LeQuesne Limited .................................................      100%

URUGUAY
     SCI International Limited (Delaware Corp.) Uruguay subsidiaries
          SCI Latin America Ltd.  (Cayman Island Corp.) Uruguay subsidiaries
               Los Parques International SA (Panama Corp.) Uruguay subsidiaries
                    Berkley SA ......................................................      88.89%
                    Coral TreBol ....................................................      88.70%
                    Pidanol SA ......................................................      91.17%
                    Rensolar SA .....................................................      91.17%
                    Vigar SA ........................................................      88.89%